                                                                                                  Exhibit 99.1

                                            Joint Filer Information

Date of Event Requiring Statement:              August 5, 2009

Issuer Name and Ticker or Trading Symbol:       Avago Technologies Limited (AVGO)

Designated Filer:                               James A. Davidson

Other Joint Filers:                             Silver Lake (Offshore) AIV GP II, Ltd.
                                                Silver Lake Technology Associates II Cayman, L.P.
                                                Silver Lake Partners II Cayman, L.P.
                                                Silver Lake Technology Investors II Cayman, L.P.
                                                Kenneth Y. Hao
                                                John R. Joyce

Addresses:                                      The principal business address of the Joint Filers above is
                                                c/o Silver Lake Partners, 2775 Sand Hill Road, Suite 100,
                                                Menlo Park, CA 94025

Signatures:

         Silver Lake (Offshore) AIV GP II, Ltd.

         By: /s/ Karen King
             -----------------------------------
             Karen King, as attorney-in-fact for
             Kenneth Y. Hao, Director

         Silver Lake Technology Associates II Cayman, L.P.
         By: Silver Lake (Offshore) AIV GP II, Ltd., its general partner

         By: /s/ Karen King
             -----------------------------------
             Karen King, as attorney-in-fact for
             Kenneth Y. Hao, Director

         Silver Lake Partners II Cayman, L.P.
         By: Silver Lake Technology Associates II Cayman, L.P., its general partner
         By: Silver Lake (Offshore) AIV GP II, Ltd., its general partner

         By: /s/ Karen King
             -----------------------------------
             Karen King, as attorney-in-fact for
             Kenneth Y. Hao, Director

         Silver Lake Technology Investors II Cayman, L.P.
         By: Silver Lake (Offshore) AIV GP II, Ltd., its general partner

         By: /s/ Karen King
             -----------------------------------
             Karen King, as attorney-in-fact for
             Kenneth Y. Hao, Director

         /s/ Karen King
         -----------------------------------
         Karen King, as attorney-in-fact for James A. Davidson

         /s/ Karen King
         -----------------------------------
         Karen King, as attorney-in-fact for Kenneth Y. Hao

         /s/ Karen King
         -----------------------------------
         Karen King, as attorney-in-fact for John R. Joyce